                                                                   Exhibit 10.12

                                ADDENDUM NO. 1
                                    TO THE
                               LICENSE AGREEMENT

This Addendum is effective as of the 1st day of January, 1997 and is hereby made a part of and incorporated into the License Agreement by and between POLICY MANAGEMENT SYSTEMS CORPORATION ("PMSC") and FORMMAKER SOFTWARE, INC. ("FSI"), dated October 29, 1993 (the "Agreement"). In the event that any provision of this Addendum and any provision of the Agreement is inconsistent or conflicting, the inconsistent or conflicting provision of this Addendum shall be and constitute an amendment of the Agreement and shall control, but only to the extent that such provision is inconsistent or conflicting with the Agreement.

PMSC and FSI hereby agree as follows:

In consideration of the amendment of the Marketing Agreement (as restated effective contemporaneously herewith),

(a)  Section 1.2 is hereby amended in its entirety to read as follows:

     The license which FSI hereby grants to PMSC under this Agreement is a perpetual, royalty-free, paid-up, worldwide license to use, execute, copy, and/or license the Software (including derivative works thereof) to or for the benefit of any third parties ("End Users"). PMSC's rights to license the Software outside of the insurance industry, however, shall continue with respect to a particular territory or a particular industry only for so long as FSI does not grant exclusive rights to such territory or to such industry to its sales personnel or to a third party. FSI agrees to give PMSC at least 90 days' prior written notice of any terminations or restrictions of PMSC's non-insurance licensing rights. FSI acknowledges and agrees that PMSC's rights to the insurance industry (including incidental non-insurance use by affiliates of insurance customers) is not subject to termination except as provided under Section 5.1 below.

(b)  Section 1.5 is hereby amended by the addition of the following:

     The foregoing means that if the Marketing Agreement is not terminated by PMSC pursuant to an Event of Default caused by FSI and if FSI does not violate the commitment in the second paragraph of Section 2.5 (dealing with PMSC competitors), then PMSC's payment of the royalties provided under the Marketing Agreement on contracts entered into by PMSC prior to the termination or expiration of the Marketing Agreement shall continue on the terms set forth therein even after such termination or expiration for the initial MESA term of the applicable End User licenses; or if a MESA term is inapplicable as in outsourcing contracts or other contracts not involving MESA, then for the term of such agreements but not for post-Marketing Agreement renewals. Neither party shall pay the other royalties on license or services contracts entered into after the termination or expiration of the Marketing Agreement, unless pursuant to mutual written agreement extending the term thereof.

(c) Section 1.7 is hereby clarified to make clear that PMSC's rights to provide services such as outsourcing shall not be more expansive than PMSC's rights to license the Software.

(d)  Section 5.1 is hereby amended by changing the references therein to "five
     (5) years"  to "three (3) years" and adding the following:

     Notwithstanding the above parts of this Section 5.1, (i) FSI agrees that PMSC's marketing of PMSC's products and services for the Internet (all references to the Internet shall be deemed to include Intranets) in conjunction with third party products and services that are materially competitive with FSI's products and services shall not be a breach of or give rise to a right to terminate this Agreement, (ii) PMSC agrees that FSI is free to market FSI's Internet products and services without license fee royalties to PMSC and regardless of whether they are marketed in conjunction with products and services that are materially competitive with PMSC products and services, (iii) PMSC may provide product and/or services offerings which may utilize or consist of print outsourcing services from third parties, regardless of whether such third party has a software product that is competitive with the Software and regardless of the financial arrangements between PMSC and such third party, without breach of or giving rise to any right to terminate this Agreement, and (iv) PMSC's acquisition of business units that have existing relationships with FSI competitors shall not be a breach of or give rise to a right to terminate this Agreement.

(e) PMSC and FSI agree that all communications of confidential information between the companies shall be pursuant to and controlled under the Marketing Agreement (or other applicable agreement(s)) and, therefore, agree that Section 6.3 of the Agreement is unnecessary and hereby deleted.

(f) Section 8.2 of the Agreement is hereby amended by the addition of the following:

     A merger shall not be deemed an assignment for the purposes of this Agreement.

(g) Section 8.11 is hereby amended by the addition of the following sentence to the beginning of such Section:

     All references to PMSC and to FSI shall include any controlled or majority owned subsidiaries of each as if they were expressly named and included.

(h) Exhibit A is hereby deleted and replaced with the revised Exhibit A attached to this Addendum. This Addendum hereby amends any reference or definition of the "Software" in the Agreement, including the definition in
     Section 1.3), to the extent necessary to conform such reference or definition to the definition of Software set forth in Exhibit A to this Addendum.

PMSC and FSI certify by their undersigned authorized agents that they have read this Addendum and the Agreement heretofore referenced and agree to be bound by their terms and conditions.

PMSC                                  FSI
POLICY MANAGEMENT SYSTEMS             FORMMAKER SOFTWARE, INC.
CORPORATION


BY: ______________________________    BY: _______________________________
     (AUTHORIZED SIGNATURE)                (AUTHORIZED SIGNATURE)
     (In non-black ink, please)            (In non-black ink, please)


    ______________________________        _______________________________
     (NAME)                                (NAME)


    ______________________________        _______________________________
     (TITLE)                               (TITLE)


    ______________________________        _______________________________
     (EXECUTION DATE)                      (EXECUTION DATE)

                                                                   Exhibit 10.12

                                ADDENDUM NO. 1
                                    TO THE
                               LICENSE AGREEMENT

This Addendum is effective as of the 1st day of January, 1997 and is hereby made a part of and incorporated into the License Agreement by and between POLICY MANAGEMENT SYSTEMS CORPORATION ("PMSC") and FORMMAKER SOFTWARE, INC. ("FSI"), dated October 29, 1993 (the "Agreement"). In the event that any provision of this Addendum and any provision of the Agreement is inconsistent or conflicting, the inconsistent or conflicting provision of this Addendum shall be and constitute an amendment of the Agreement and shall control, but only to the extent that such provision is inconsistent or conflicting with the Agreement.

PMSC and FSI hereby agree as follows:

In consideration of the amendment of the Marketing Agreement (as restated effective contemporaneously herewith),

(a)  Section 1.2 is hereby amended in its entirety to read as follows:

     The license which FSI hereby grants to PMSC under this Agreement is a perpetual, royalty-free, paid-up, worldwide license to use, execute, copy, and/or license the Software (including derivative works thereof) to or for the benefit of any third parties ("End Users"). PMSC's rights to license the Software outside of the insurance industry, however, shall continue with respect to a particular territory or a particular industry only for so long as FSI does not grant exclusive rights to such territory or to such industry to its sales personnel or to a third party. FSI agrees to give PMSC at least 90 days' prior written notice of any terminations or restrictions of PMSC's non-insurance licensing rights. FSI acknowledges and agrees that PMSC's rights to the insurance industry (including incidental non-insurance use by affiliates of insurance customers) is not subject to termination except as provided under Section 5.1 below.

(b)  Section 1.5 is hereby amended by the addition of the following:

     The foregoing means that if the Marketing Agreement is not terminated by PMSC pursuant to an Event of Default caused by FSI and if FSI does not violate the commitment in the second paragraph of Section 2.5 (dealing with PMSC competitors), then PMSC's payment of the royalties provided under the Marketing Agreement on contracts entered into by PMSC prior to the termination or expiration of the Marketing Agreement shall continue on the terms set forth therein even after such termination or expiration for the initial MESA term of the applicable End User licenses; or if a MESA term is inapplicable as in outsourcing contracts or other contracts not involving MESA, then for the term of such agreements but not for post-Marketing Agreement renewals. Neither party shall pay the other royalties on license or services contracts entered into after the termination or expiration of the Marketing

     Agreement, unless pursuant to mutual written agreement extending the term thereof.

(c) Section 1.7 is hereby clarified to make clear that PMSC's rights to provide services such as outsourcing shall not be more expansive than PMSC's rights to license the Software.

(d)  Section 5.1 is hereby amended by changing the references therein to "five
     (5) years" to "three (3) years" and adding the following:

     Notwithstanding the above parts of this Section 5.1, (i) FSI agrees that PMSC's marketing of PMSC's products and services for the Internet (all references to the Internet shall be deemed to include Intranets) in conjunction with third party products and services that are materially competitive with FSI's products and services shall not be a breach of or give rise to a right to terminate this Agreement, (ii) PMSC agrees that FSI is free to market FSI's Internet products and services without license fee royalties to PMSC and regardless of whether they are marketed in conjunction with products and services that are materially competitive with PMSC products and services, (iii) PMSC may provide product and/or services offerings which may utilize or consist of print outsourcing services from third parties, regardless of whether such third party has a software product that is competitive with the Software and regardless of the financial arrangements between PMSC and such third party, without breach of or giving rise to any right to terminate this Agreement, and (iv) PMSC's acquisition of business units that have existing relationships with FSI competitors shall not be a breach of or give rise to a right to terminate this Agreement.

(e) PMSC and FSI agree that all communications of confidential information between the companies shall be pursuant to and controlled under the Marketing Agreement (or other applicable agreement(s)) and, therefore, agree that Section 6.3 of the Agreement is unnecessary and hereby deleted.

(f) Section 8.2 of the Agreement is hereby amended by the addition of the following:

     A merger shall not be deemed an assignment for the purposes of this Agreement.

(g) Section 8.11 is hereby amended by the addition of the following sentence to the beginning of such Section:

     All references to PMSC and to FSI shall include any controlled or majority owned subsidiaries of each as if they were expressly named and included.

(h) Exhibit A is hereby deleted and replaced with the revised Exhibit A attached to this Addendum. This Addendum hereby amends any reference or definition of the "Software" in the Agreement, including the definition in
     Section 1.3), to the extent necessary to conform such reference or definition to the definition of Software set forth in Exhibit A to this Addendum.

PMSC and FSI certify by their undersigned authorized agents that they have read this Addendum and the Agreement heretofore referenced and agree to be bound by their terms and conditions.

PMSC                                  FSI
POLICY MANAGEMENT SYSTEMS             FORMMAKER SOFTWARE, INC.
CORPORATION


BY: ______________________________    BY: _______________________________
     (AUTHORIZED SIGNATURE)                (AUTHORIZED SIGNATURE)
     (In non-black ink, please)            (In non-black ink, please)


    ______________________________        _______________________________
     (NAME)                                (NAME)


    ______________________________        _______________________________
     (TITLE)                               (TITLE)


    ______________________________        _______________________________
     (EXECUTION DATE)                      (EXECUTION DATE)